Intangible Assets, Net - Schedule of Intangible Assets, Net (Details)	Dec. 31, 2024 HKD ($)	Dec. 31, 2024 USD ($)		Dec. 31, 2023 HKD ($)
Schedule Of Intangible Assets Net Abstract
Software	$ 1,277,753	$ 164,496		$ 1,277,753
Trademarks (note (a))	15,023,180	1,934,057	[1]		[1]
Total	16,300,933	2,098,553		1,277,753
Less: accumulated amortization	(2,759,491)	(355,252)		(1,277,753)
Intangible assets, net	$ 13,541,442	$ 1,743,301

[1]	On May 29, 2024, the Company entered into assets purchase agreement with a company controlled by Ms. Siu, Neo-Concept (Holdings) Company Limited, to purchase the trademark at a consideration of HK$15,023,180 (US$1,931,000). The trademarks are brand names which filed in Hong Kong, the Mainland China, the European Union, the US, Qatar and the United Arab Emirates.